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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):December 28, 1999
                                                        -----------------


                                Paxar Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)


   New York                           0-5610                 13-5670050
   --------                           ------                 ----------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
      of Incorporation)


             105 Corporate Park Drive, White Plains, New York 10604
             ------------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)


                                 (914) 697-6800
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               Registrant's telephone number, including area code











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Item 5.  Other Events.
         -------------

         On December 28, 1999, the Registrant announced that it had entered into a letter of intent to acquire Bornemann & Bick Group as described in
Exhibit  99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         99.1     Press Release.



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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       PAXAR CORPORATION
                                                       (Registrant)



Date: January 7, 2000                                  By:/s/Robert S. Stone
                                                          ----------------------
                                                             Robert S. Stone
                                                       Vice President, General
                                                       Counsel and Secretary





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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release